SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 10, 2004



                           CANDIE'S, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                     0-10593                  11-2481903
-----------------------------        ------------            -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)



215 West 40th Street,  New York, New York                         10018
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (212) 730-0030
                                                    ----------------------------

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(Former name or former address, if changed since last report)



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Item 12.   Results of Operations and Financial Condition.



                  On June 10, 2004 Candie's , Inc. (the "Company") issued a press release to report its financial results for the three months ended April 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 which is incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CANDIE'S, INC.
                                   (Registrant)


                              By:/s/ Richard Danderline
                                 -----------------------------------------------
                                 Richard Danderline
                                 Executive Vice President-Finance and Operations


Date: June 17, 2004